Filed pursuant to Rule 497(e)
File Nos. 333-201530; 811-23024

MFEB	Pacer Swan SOS Moderate (February) ETF
MMAR	Pacer Swan SOS Moderate (March) ETF
MMAY	Pacer Swan SOS Moderate (May) ETF
MJUN	Pacer Swan SOS Moderate (June) ETF
MAUG	Pacer Swan SOS Moderate (August) ETF
MSEP	Pacer Swan SOS Moderate (September) ETF
MNVR	Pacer Swan SOS Moderate (November) ETF
MDCR	Pacer Swan SOS Moderate (December) ETF
(each, a “Fund” and together, the “Funds”)
Supplement dated August 3, 2026 to the Funds’ Prospectus, dated April 30, 2026, as amended June 12, 2026, and to the Pacer Swan SOS Moderate (August) ETF Summary Prospectus, dated April 30, 2026, as previously supplemented.
As described in each Fund’s Summary Prospectus and the Funds’ Prospectus, shareholders are subject to a buffer (“Buffer”) and a pre-determined upside return cap (“Cap”) from an investment in a Fund for a given period of approximately one year (the “Investment Period”).
On July 31, 2026, the previous Investment Period for the Pacer Swan SOS Moderate (August) ETF (“MAUG”) ended. A new Investment Period for MAUG began as of August 3, 2026 and will end on July 30, 2027. The Investment Period, Buffer, and Cap for each Fund are as follows:

	Investment Period Start	Investment Period End	Buffer (before Fund fees and expenses)	Buffer (after Fund fees and expenses)	Cap (before Fund fees and expenses)	Cap (after Fund fees and expenses)
MFEB	May 1, 2026	January 29, 2027	15%	14.51%	9.51%	9.14%
MMAR	June 12, 2026	February 26, 2027	15%	14.51%	10.02%	9.67%
MMAY	May 1, 2026	April 30, 2027	15%	14.51%	13.05%	12.56%
MJUN	June 12, 2026	May 28, 2027	15%	14.51%	13.98%	13.51%
MAUG	August 3, 2026	July 30, 2027	15%	14.51%	13.81%	13.32%
MSEP	June 12, 2026	August 3, 2026	15%	14.51%	2.72%	2.61%
MNVR	May 1, 2026	October 30, 2026	15%	14.51%	6.06%	5.81%
MDCR	June 12, 2026	November 30, 2026	15%	14.51%	6.33%	6.10%
Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.